                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
               THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                             CITISTREET FUNDS, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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
     (4)  Date Filed:
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                             CITISTREET FUNDS, INC.
                       CITISTREET INTERNATIONAL STOCK FUND
                       CITISTREET SMALL COMPANY STOCK FUND
                       CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                                400 ATRIUM DRIVE
                         SOMERSET, NEW JERSEY 08873-4172

                      NOTICE OF NEW SUBADVISORY AGREEMENTS

                               ____________, 2005

     This Notice provides information about new subadvisory agreements that CitiStreet Funds, Inc. (the "Company," "we," or "us") recently entered into with existing subadvisers for the CitiStreet International Stock Fund, the CitiStreet Small Company Stock Fund, the CitiStreet Large Company Stock Fund, and the CitiStreet Diversified Bond Fund (each, a "Fund" and collectively, the "Funds").

     This Notice does not require any action by you. We are furnishing this Notice to you in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Order" or the "SEC Order") issued by the Securities and Exchange Commission ("SEC"). This notice is provided to inform you about the new subadvisory agreements with the Company's unaffiliated subadvisers. The Order permits the Board of Directors to adopt, without shareholder approval, new subadvisory agreements with subadvisers who are not affiliated with the Company's investment manager, CitiStreet Funds Management LLC (the "Manager"). In accordance with the Order, the Board of Directors has adopted new subadvisory agreements with respect to Alliance Capital Management L.P. ("Alliance"), Babson Capital Management LLC ("Babson Capital"), Oechsle International Advisors LLC ("Oechsle"), Salomon Brothers Asset Management Inc ("Salomon Brothers"), Smith Barney Fund Management LLC ("Smith Barney"),TCW Investment Management Company ("TCW"), Wellington Management Company, LLP ("Wellington Management"), and Western Asset Management Company ("Western"). Information about proposed new subadvisory agreements with subadvisers currently or recently affiliated with the Manager, and about a proposed new agreement between the Manager and each of the Funds, can be found in the accompanying Proxy Statement. Certain other information that may be helpful to you in reviewing these materials may be found in the appendices to the accompanying proxy statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF EITHER REPORT, MAIL A REQUEST TO CITISTREET FUNDS MANAGEMENT LLC, 400 ATRIUM DRIVE, SOMERSET, NEW JERSEY, 08873-4172, OR CALL 1-800-242-7884.

BACKGROUND INFORMATION AND THE NEED FOR THE NEW AGREEMENTS

STRUCTURE USED TO MANAGE AND ADVISE THE FUNDS

     The Company uses a manager-subadviser structure to manage and advise the Funds. The Manager serves as the overall investment adviser to the Funds as a whole. Each individual Fund has three subadvisers that perform the actual day-to-day investment management for that Fund. The Manager monitors the performance of the subadvisers and recommends changes to the Funds if warranted. The Manager also allocates each Fund's assets among the Fund's subadvisers. Information about the Manager and about administration of the Funds appears in Appendix A to the accompanying proxy statement.

CHANGE IN OWNERSHIP STRUCTURE OF THE MANAGER

     Prior to September 1, 2005, the Manager was a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which itself was owned directly 100% by CitiStreet LLC, a Delaware limited liability company. CitiStreet LLC was then and continues to be owned 50% by State Street Corporation and 50% by Citigroup Inc. ("Citigroup"). Two recently-completed transactions (the "CitiStreet Transactions") changed the ownership structure of both CitiStreet Retirement Services and the Manager. First, a reorganization within the joint venture between Citigroup and State Street Corporation resulted in CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, being transferred to become owned indirectly 100% by Citigroup. Citigroup then sold CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, to MetLife, Inc. ("MetLife"), so that CitiStreet Retirement Services LLC and the Manager are now indirect wholly-owned subsidiaries of MetLife. This change in ownership structure became effective on September 1, 2005.

THE NEED FOR THIS NOTICE

     Because of a requirement of the federal securities laws, the prior subadvisory agreements among the Company, the Manager, and the subadvisers automatically terminated when the change in ownership of the Manager became effective. New agreements were needed to permit the subadvisers to continue to provide services to the Funds.

     Pursuant to the SEC Order, the Board of Directors is permitted to adopt without shareholder approval new subadvisory agreements with subadvisers who are not affiliated with the Manager. In reliance on this Order, the Board of Directors on August 17, 2005 approved the adoption, effective September 1, 2005, of new subadvisory agreements with the following subadvisers, who were not affiliated with the Manager on August 17: Alliance, Babson Capital, Oechsle, TCW, Wellington Management, and Western. In accordance with the SEC Order, we are providing shareholders with this Notice describing the new agreements with these subadvisers.

     In addition, as a result of the change in control of the Manager, two of the Company's other subadvisers, Salomon Brothers and Smith Barney, which were affiliates of the Manager prior to the CitiStreet Transactions, ceased to be affiliates once the CitiStreet Transactions had occurred. Because Salomon Brothers and Smith Barney were affiliated with the Manager on


                                       -2-
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August 17, 2005, when new agreements with the other unaffiliated subadvisers were contemplated and approved, Salomon Brothers and Smith Barney were not treated as unaffiliated subadvisers for purposes of the SEC Order at that time. Because the federal securities laws and the SEC Order permit the Board to enter into only interim subadvisory agreements with affiliated subadvisers without shareholder approval, the Board, at its August 17, 2005 meeting, approved the adoption of interim subadvisory agreements with Salomon Brothers and Smith Barney, which became effective when the prior agreements terminated on September 1, 2005.

     However, as of September 1, 2005, Salomon Brothers and Smith Barney ceased to be affiliates of the Manager. At that point, the SEC Order permitted the Board to enter into subadvisory agreements with Salomon Brothers and Smith Barney without shareholder approval. Therefore, at the Board's next meeting, on September 27, 2005, the Board approved new subadvisory agreements, effective September 28, 2005, with Salomon Brothers (the "Salomon Brothers September 28 Agreement") and Smith Barney (the "Smith Barney September 28 Agreement," and, collectively with the Salomon Brothers September 28 Agreement, the "September 28 Agreements"). In accordance with the SEC Order, we are providing shareholders with this Notice describing these new agreements.

     Finally, one additional transaction, expected to occur on or about October 31, 2005, will necessitate that two new subadvisory agreements replace the September 28 Agreements. On or about October 31, 2005, Citigroup Inc. will sell substantially all of its asset management business, Citigroup Asset Management ("CAM"), which includes its wholly owned subsidiaries Salomon Brothers and Smith Barney to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason (the "Legg Mason Transaction"). The sale of CAM will constitute an assignment that terminates the September 28 Agreements, necessitating new agreements. Therefore, the Board at its September 27, 2005 meeting also approved an additional subadvisory agreement with each entity, which agreements are expected to become effective on or about November 1, 2005 (hereinafter, the "Salomon Brothers November 1 Agreement," the "Smith Barney November 1 Agreement" and, collectively, the "November 1 Agreements"). Because neither Salomon Brothers nor Smith Barney is affiliated with the Manager or the Company, the SEC Order permits the Board of Directors to enter into the November 1 Agreements without shareholder approval. In accordance with the SEC Order, this Notice also describes the November 1 Agreements.

     This Notice describes the circumstances surrounding the Board's approval of the new subadvisory agreements with the Company's unaffiliated subadvisers. This Notice also provides you with an overview of the terms of the new agreements. Forms of the new agreements are attached as Appendix G to this Notice. The costs associated with preparing and distributing this Notice will be paid 50% by MetLife or its affiliate and 50% by Citigroup or its affiliate. We began mailing this Notice on or about ____________, 2005.

     The new agreements with Alliance, Babson Capital, Oechsle, TCW, Wellington Management, and Western that are described in this Notice are currently in effect, and those subadvisers are managing assets for the Funds. The Board approved two agreements each with Salomon Brothers and Smith Barney at the September 27, 2005 meeting. The September 28 Agreements are currently in effect, and are expected to remain in effect until approximately October 31, 2005. The November 1 Agreements are expected to become effective on or about November 1, 2005, and will have two-year terms.


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     The SEC Order does not apply to management agreements with the Manager or subadvisory agreements with the Manager's affiliates. Under the federal securities laws, those agreements must be approved by shareholders. Accordingly, we are seeking approval of a new management agreement and of new subadvisory agreements with affiliates at an upcoming special meeting of shareholders. Additional information about that meeting and the proposals on which you are asked to vote at the meeting is located in the proxy statement that accompanies this Notice. Additional information about the Manager and about the administration of the Funds is located in Appendix A of the proxy statement that accompanies this Notice.

THE NEW SUBADVISORY AGREEMENTS

SUBADVISORY AGREEMENT WITH ALLIANCE CAPITAL MANAGEMENT L.P.

PRIOR AGREEMENT WITH ALLIANCE

     The agreement pursuant to which Alliance provided investment subadvisory services to the International Stock Fund prior to the CitiStreet Transactions was dated February 22, 2005. As permitted by the SEC Order, the agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently approved the prior agreement at its February 11, 2005 meeting, when it approved the retention of Alliance as a subadviser to the International Stock Fund.

     The International Stock Fund did not pay subadvisory or other fees to Alliance in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENT WITH ALLIANCE

     The new agreement with Alliance has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new agreement will also have minor clarifying changes.

     The new agreement with Alliance does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays Alliance fees at the following annual rate: 0.55% of the average daily net allocated assets up to and including $100 million, plus 0.50% of the average daily net allocated assets over $100 million and up to and including $150 million, plus 0.40% of the average daily net allocated assets over $150 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Alliance. Appendix A to this Notice includes additional information about Alliance.

     Alliance provides advice for the following registered investment companies with an objective similar to the objective used by Alliance in managing the portion of the International Stock Fund allocated to it:


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

Name of Investment Company      Size as of March 31, 2005                       Advisory Fee Rate
--------------------------      -------------------------                       -----------------
AXA Equitable*               2 funds with combined assets of   0.60% on first $1 billion; plus 0.55% on the next
                             approximately $240 million        $500 million; plus 0.50% on the next $500 million;
                                                               plus 0.45% on the next $500 million; plus 0.40%
                                                               thereafter

Frank Russell*+              3 funds with combined assets of   0.60% on first $50 million; plus 0.40% on the next
                             approximately $398 million        $50 million; plus 0.30% on the next $300 million;
                                                               plus 0.25% thereafter

American Express             1 fund with assets of             0.65% on first $75 million; plus 0.50% on the next
                             approximately $1.1 billion        $25 million; plus 0.40% on the next $200 million;
                                                               plus 0.35% on the next $450 million; plus 0.30%
                                                               thereafter

* Assets are aggregated for the funds Alliance manages for these relationships.

+ There is an additional discount on all fees based upon overall assets under management.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Alliance. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the International Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new subadvisory agreement with Alliance, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Alliance included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Alliance. In approving the new subadvisory agreement with Alliance, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. The Board also considered information regarding how the CitiStreet Transactions would affect the International Stock Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new subadvisory agreement with Alliance would be in the best interests of the Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Alliance. Specifically, the Board was informed that the CitiStreet Transactions do not affect the subadvisers, including Alliance, and that the Manager does not expect that the CitiStreet Transactions will affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Alliance).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW SUBADVISORY AGREEMENT WITH ALLIANCE

     The Board considered the nature, extent and quality of the services to be provided to the International Stock Fund by Alliance under the new subadvisory agreement with Alliance and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 meeting, at which it approved the initial subadvisory agreement with Alliance, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Alliance to the Fund and the resources to be dedicated by Alliance to the Fund would not change under the new subadvisory agreement with Alliance, and would in fact be substantially similar to those provided under the prior agreement with Alliance, which the Board approved at its February 11, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Alliance to that of other investment advisers that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance.


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     Based on its review and in light of all other factors, the Board concluded that Alliance's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY ALLIANCE FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Alliance, as well as the fee rates and amounts paid pursuant to the prior agreement with Alliance, which was in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Alliance are the same as those payable under the prior agreement with Alliance, which was approved by the Board at its February 11, 2005. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board concluded that the costs of the services to be provided and profits to be realized by Alliance from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Alliance would receive pursuant to the new subadvisory agreement with Alliance were the same as those Alliance received pursuant to the prior agreement with Alliance, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Alliance. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Alliance would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Alliance would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the prior agreement with Alliance, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Alliance. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory


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agreement with Alliance, that each of the factors discussed above supported the approval of the new subadvisory agreement with Alliance.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Alliance to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Alliance and that the new subadvisory agreement with Alliance would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Alliance.

SUBADVISORY AGREEMENT WITH BABSON CAPITAL MANAGEMENT LLC

PRIOR AGREEMENT WITH BABSON CAPITAL

     The prior agreement, pursuant to which Babson Capital provided investment advisory services to the Small Company Stock Fund prior to the CitiStreet Transactions, was dated February 22, 2005. As permitted by the SEC Order, the prior agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently approved the prior agreement at its February 11, 2005 meeting, when it approved the retention of Babson Capital as a subadviser to the Small Company Stock Fund.

     The Small Company Stock Fund did not pay subadvisory or other fees to Babson in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENT WITH BABSON CAPITAL

     The new agreement with Babson Capital has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new agreement will also have minor clarifying changes.

     The new agreement with Babson Capital does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays Babson Capital fees at the following annual rate: 0.70% of average daily net allocated assets up to and including $100 million, plus 0.65% of the average daily net allocated assets over $100 million and up to and including $150 million, plus 0.60% of the average daily net allocated assets over $150 million. Babson Capital and the Company have entered into an amendment under which the fee will be reduced by 10% for two years, effective October 1, 2005.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Babson Capital. Appendix B to this Notice includes additional information about Babson Capital.

     Babson Capital does not currently provide advice for any other registered investment companies with an objective similar to the objective it uses in managing the portion of the Small Company Stock Fund allocated to it.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Babson Capital. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the Small Company Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new subadvisory agreement with Babson Capital, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Babson Capital included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Babson Capital. In approving the new subadvisory agreement with Babson Capital, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. The Board also considered information regarding how the CitiStreet Transactions would affect the Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new subadvisory agreement with Babson Capital would be in the best interests of the Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Babson Capital. Specifically, the Board was informed that the CitiStreet Transactions do not affect the subadvisers, including Babson Capital, and that the Manager does not expect that the CitiStreet Transactions will affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Babson Capital).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW SUBADVISORY AGREEMENT WITH BABSON CAPITAL

     The Board considered the nature, extent and quality of the services to be provided to the Small Company Stock Fund by Babson Capital under the new subadvisory agreement with Babson Capital and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 meeting, at which it approved the initial subadvisory agreement with Babson Capital, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Babson Capital to the Fund and the resources to be dedicated by Babson Capital to the Fund would not change under the new subadvisory agreement with Babson Capital, and would in fact be substantially similar to those provided under the prior agreement with Babson Capital, which the Board most recently approved at its February 11, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Fund, including information that compared the performance of the Small Company Stock Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Babson Capital to that of other investment advisers that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital.

     Based on its review and in light of all other factors, the Board concluded that Babson Capital's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY BABSON CAPITAL FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Babson Capital, as well as the fee rates and amounts paid pursuant to the prior agreement with Babson Capital, which was in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Babson Capital are the same as those payable under the prior agreement with Babson Capital, which was approved by the Board at its February 11, 2005. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board concluded that the costs of the services to be provided and profits to be realized by Babson Capital from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Babson Capital would receive pursuant to the new subadvisory agreement were the same as those Babson Capital received pursuant to the prior agreement, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Babson Capital would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Babson Capital would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the prior agreement with Babson Capital, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Babson Capital. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory agreement with Babson Capital, that each of the factors discussed above supported the approval of the new subadvisory agreement with Babson Capital.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Babson Capital to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Babson Capital and that the new subadvisory agreement with Babson Capital would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Babson Capital.

SUBADVISORY AGREEMENT WITH OECHSLE INTERNATIONAL ADVISORS LLC

PRIOR AGREEMENT WITH OECHSLE

     The prior agreement, pursuant to which Oechsle provided investment advisory services to the International Stock Fund prior to the CitiStreet Transactions, was dated February 22, 2005. As permitted by the SEC Order, the prior agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently approved the prior agreement at its February 11, 2005 meeting, when it approved the retention of Oechsle as a subadviser to the International Stock Fund.

     The International Stock Fund did not pay subadvisory or other fees to Oechsle in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENT WITH OECHSLE

     The new agreement with Oechsle has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new Oechsle agreement will also have minor clarifying changes.

     The new agreement with Oechsle does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays Oechsle fees at the following annual rate: 0.50% of average daily net allocated assets up to and including $100 million, plus 0.45% of the average daily net allocated assets over $100 million and up to and including $150 million, plus 0.40% of the average daily net allocated assets over $150 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Oechsle. Appendix C to this Notice includes additional information about Oechsle.

     Oechsle provides advice for the following registered investment companies investing in international equity securities:

     Name of Registered
     Investment Company       Size as of December 31, 2004    Advisory Fee Rate
     ------------------       ----------------------------    -----------------
Jamestown International               $  20,744.91           0.50% on all assets
Equity Fund

Guidestone International              $182,678,010           0.40% on all assets
Equity Fund

Constellation International           $ 35,708,924           0.40% on all assets
Equity Fund

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new subadvisory agreement with Oechsle. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the International Stock Fund, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new subadvisory agreement with Oechsle, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new subadvisory agreement with Oechsle included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new subadvisory agreement with Oechsle. In approving the new subadvisory agreement with Oechsle, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. The Board also considered information regarding how the CitiStreet Transactions would affect the Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new subadvisory agreement with Oechsle would be in the best interests of the Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Oechsle. Specifically, the Board was informed that the CitiStreet Transactions do not affect the subadvisers, including Oechsle, and that the Manager does not expect that the CitiStreet Transactions will affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 meeting (at which time the Board approved the prior agreement with Oechsle).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW SUBADVISORY AGREEMENT WITH OECHSLE

     The Board considered the nature, extent and quality of the services to be provided to the International Stock Fund by Oechsle under the new subadvisory agreement with Oechsle and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 meeting, at which it approved the initial subadvisory agreement with Oechsle, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Babson Capital. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Oechsle to the Fund and the resources to be dedicated by Oechsle to the Fund would not change under the new subadvisory agreement with Oechsle, and would in fact be substantially similar to those provided under the prior agreement with Oechsle, which the Board most recently approved at its February 11, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its February 11, 2005 meeting, it had reviewed data comparing the investment strategy of Oechsle to that of other investment companies that might have been chosen to manage a portion of the Fund. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 meeting, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle.

     Based on its review and in light of all other factors, the Board concluded that Oechsle's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY OECHSLE FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new subadvisory agreement with Oechsle, as well as the fee rates and amounts paid pursuant to the prior agreement with Oechsle, which was in effect earlier in 2005. The Board noted that the fees to be paid under the new subadvisory agreement with Oechsle are the same as those payable under the prior agreement with Oechsle, which was approved by the Board at its February 11, 2005. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle. The Board concluded that the costs of the services to be provided and profits to be realized by Oechsle from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Oechsle would receive pursuant to the new subadvisory agreement with Oechsle were the same as those Oechsle received pursuant to the prior agreement with Oechsle, which was approved by the Board at its February 11, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new subadvisory agreement with Oechsle. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Oechsle would realize economies of scale as the Fund grows, and whether the fee levels in the new subadvisory agreement with Oechsle would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 meeting, at which it approved the initial agreement with Oechsle, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new subadvisory agreement with Oechsle. Specifically, the Board noted that the proposed subadvisory fee included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new subadvisory agreement with Oechsle, that each of the factors discussed above supported the approval of the new subadvisory agreement with Oechsle.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Oechsle to continue, after the CitiStreet Transactions, to act as a subadviser to the Fund pursuant to the new subadvisory agreement with Oechsle and that the new subadvisory agreement with Oechsle would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new subadvisory agreement with Oechsle.

SALOMON BROTHERS ASSET MANAGEMENT INC

PRIOR AGREEMENT WITH SALOMON BROTHERS

     The agreement pursuant to which Salomon Brothers provided investment subadvisory services to the Diversified Bond Fund prior to the CitiStreet Transactions was dated May 1, 2001 (the "Salomon Brothers 2001 Agreement"). It was last submitted for approval by persons having voting rights on April 25, 2001, when Salomon Brothers was added as a subadviser to the Fund. The Board of Directors most recently approved that agreement at its May 12, 2005 meeting. Immediately after the CitiStreet Transactions, an interim agreement was in place through September 27, 2005, as described in more detail in the accompanying proxy statement.

     The Diversified Bond Fund paid aggregate fees of $741,901 to Salomon Brothers in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENTS WITH SALOMON BROTHERS

     As described above, this Notice provides information about two new agreements with Salomon Brothers--the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement. The two new agreements are essentially identical, other than the date of the agreements and their terms.

     Both the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement have substantially the same terms as the Salomon Brothers 2001 Agreement. The only material difference is that the Salomon Brothers 2001 Agreement was in place through August 31, 2005, and the Salomon Brothers September 28 Agreement became effective September 28, 2005 and is expected to automatically terminate on the change of ownership of Salomon Brothers (expected to occur on or about October 31, 2005). The Salomon Brothers November 1 Agreement will become effective on the change of ownership of Salomon Brothers and will have a two-year term. Both new agreements will also have minor clarifying changes.

     The new agreements with Salomon Brothers do not involve any change in fees. Under the Salomon Brothers May 1 Agreement, the Salomon Brothers September 28 Agreement, and the Salomon Brothers November 1 Agreement, the Company pays Salomon Brothers fees at the following annual rate: 0.35% of average daily net allocated assets up to and including $50 million, plus 0.30% of the average daily net allocated assets over $50 million and up to and including $100 million, plus 0.25% of the average daily net allocated assets over $100 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Salomon Brothers. Appendix D to the Proxy Statement includes additional information about Salomon Brothers.

     Salomon Brothers and its affiliate, Smith Barney, provide advice for the following registered investment companies with objectives similar to those of the Diversified Bond Fund:

    Name of Registered              Size as of
    Investment Company          December 31, 2004                    Advisory Fee Rate
    ------------------          -----------------                    -----------------
OPEN END FUNDS--
INVESTMENT ADVISORY CLIENTS

Smith Barney Diversified        $1,158,006,000      0.650% on the first $1 billion, plus 0.625% on the
Strategic Income Fund                               next $1 billion, plus 0.600% on the next $3
                                                    billion, plus 0.575% on the next $5 billion, plus
                                                    0.550% on assets over $10 billion

Smith Barney Core Plus          $356,044,000        0.650% on the first $500 million, plus 0.600% on
Bond Fund                                           assets over $500 million

Smith Barney Investment Grade   $1,000,155,000      0.650% on the first $500 million, plus 0.600% on
Bond Fund                                           assets over $500 million

Smith Barney Total Return       $211,269,000        0.650% on the first $1 billion, plus 0.625% on the
Bond Fund                                           next $1 billion, plus 0.600% on the next $3
                                                    billion, plus 0.575% on the next $5 billion, plus
                                                    0.550% on assets over $10 billion

Salomon Brothers Strategic       $190,273,803        0.650% on the first $1 billion, plus 0.625% on the
Bond Fund                                            next $1 billion, plus 0.600% on the next $3
                                                     billion, plus 0.575% on the next $5 billion, plus
                                                     0.550% on assets over $10 billion

PORTFOLIOS UNDERLYING
VARIABLE INSURANCE PRODUCTS

Greenwich Street Series          $100,563,000        0.650% on the first $1 billion, plus 0.625% on the
Diversified Strategic Income                         next $1 billion, plus 0.600% on the next $3
Fund                                                 billion, plus 0.575% on the next $5 billion, plus
                                                     0.550% on assets over $10 billion

Salomon Brothers Variable        $102,738,817        0.650% on the first $1 billion, plus 0.625% on the
Strategic Bond Fund                                  next $1 billion, plus 0.600% on the next $3
                                                     billion, plus 0.575% on the next $5 billion, plus
                                                     0.550% on assets over $10 billion

Salomon Brothers Variable        $91,628,188         0.750% on the first $1 billion, plus 0.725% on the
Total Return Fund                                    next $1 billion, plus 0.700% on the next $3
                                                     billion, plus 0.675% on the next $5 billion, plus
                                                     0.650% on assets over $10 billion

THIRD PARTY SUB-ADVISED FUNDS

Metropolitan Series Fund         $344,411,363        0.350% on the first $50 million, plus 0.300% on
Salomon Brothers Strategic                           the next $150 million, plus 0.250% on the next
Bond Opportunities Portfolio                         $300 million, plus 0.200% on assets over $500
                                                     million

JHT Strategic Bond Trust         $948,314,793        0.275% on the first $500 million, plus 0.200% on
                                                     assets over $500 million

BOARD CONSIDERATION OF THE SALOMON BROTHERS SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS NOVEMBER 1 AGREEMENT

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     At its meeting on September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement, which is to become effective upon the change of ownership of Salomon Brothers that will accompany the Legg Mason Transaction. The Board received and considered a variety of information about Salomon Brothers, CAM, Legg Mason, Legg Mason's intentions with respect to CAM and Salomon Brothers, and the potential effects of the Legg Mason Transaction on the Diversified Bond Fund, Salomon Brothers, and the subadvisory agreement with Salomon Brothers.

     In considering whether to approve the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS AND THE LEGG MASON TRANSACTION ON THE COMPANY, SALOMON BROTHERS, AND THE FUND

     At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the

CitiStreet Transactions, and MetLife. This information and the Board's conclusions based thereon, is described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Salomon Brothers. Specifically, the Board was informed that the CitiStreet Transactions do not affect the subadvisers, and that the Manager does not expect that the CitiStreet Transactions will affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the Salomon Brothers 2001 Agreement).

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Salomon Brothers.

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the change in ownership of Salomon Brothers. In particular, the Board considered information provided by Salomon Brothers that the Legg Mason Transaction would create one of the world's largest asset management organizations, representing over $800 billion in assets under management. The Board also considered that after the Legg Mason Transaction, Salomon Brothers would be part of an organization focused on the asset management business and would continue to have a strong working partnership with the Citigroup businesses. The Board also considered CAM's representations that, immediately following the Legg Mason Transaction, Salomon Brothers would continue to manage the Diversified Bond Fund, but that Legg Mason intends to combine the fixed income investment operations of CAM, possibly including the advisory services provided by Salomon Brothers to the Diversified Bond Fund, with those of Legg Mason's wholly-owned subsidiary, Western Asset Management Company ("Western"), which already serves as a subadviser to the Diversified Bond Fund. The Board also received reports from the Manager and its consultant, CRA RogersCasey, regarding the status of possible integration of the fixed income management teams of Salomon Brothers and Western. The Board was informed that Legg Mason had, as yet, neither made any specific integration plans nor made any decision regarding employment contracts for the current portfolio managers of the Diversified Bond Fund.

     The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE SALOMON BROTHERS SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS NOVEMBER 1 AGREEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Funds by Salomon Brothers under the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement. The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Salomon Brothers to the Fund and the resources to be dedicated by Salomon Brothers to the Fund would not change under the Salomon Brothers September 28 Agreement or the Salomon Brothers November 1 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Salomon Brothers, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the CitiStreet Transactions. The Board noted that while there was a possibility that the personnel providing portfolio management services to the Fund would change as a result of the Legg Mason Transaction, no such change had yet been made or announced. The Board determined that it would monitor conditions at Salomon Brothers after the Legg Mason Transaction, and would consider the effects of any changes to the portfolio management team for the Diversified Bond Fund as it was informed of such changes. In the meantime, the Board determined that in the face of no immediate changes, its prior conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers November 1 Agreement.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Diversified Bond Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Salomon Brothers, it had reviewed data comparing the investment results of the Diversified Bond Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement.

     Based on its review and in light of all other factors, the Board concluded that Salomon Brothers' relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SALOMON BROTHERS FROM ITS RELATIONSHIP WITH THE FUND

     The Board considered the investment subadvisory fee that would be charged pursuant to the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that was in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to Salomon Brothers under the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement are the same as those payable under the prior subadvisory agreement, which was reapproved by the Board during its annual review at the

Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by Salomon Brothers from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Salomon Brothers would receive pursuant to the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement were the same as those Salomon Brothers received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions reached by the Board at such May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Salomon Brothers would realize economies of scale as the Fund grows, and whether the fee levels in the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement, that each of the factors discussed above supported the approval of both agreements.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Salomon Brothers to continue to act as a subadviser to the Fund pursuant to the Salomon Brothers

September 28 Agreement and the Salomon Brothers November 1 Agreement and that the Salomon Brothers September 28 Agreement and the Salomon Brothers November 1 Agreement would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved both agreements.

SMITH BARNEY FUND MANAGEMENT LLC

FORMER AGREEMENT WITH SMITH BARNEY

     The agreement pursuant to which Smith Barney provided investment subadvisory services to the Large Company Stock Fund prior to the CitiStreet Transactions was dated July 31, 2002 (the "Smith Barney 2002 Agreement"). It was last submitted for approval by persons having voting rights on July 30, 2002, when Smith Barney was added as a subadviser to the Fund. The Board of Directors most recently reapproved that agreement at its May 12, 2005 meeting. Immediately after the CitiStreet Transactions, an interim agreement was in place through September 27, 2005, as discussed in more detail in the accompanying proxy statement.

     The Large Company Stock Fund paid aggregate fees of $848,529 to Smith Barney in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENTS WITH SMITH BARNEY

     As described above, this Notice provides information about two new agreements with Smith Barney--the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement. The two new agreements are essentially identical, other than the date of the agreements and their terms.

     Both the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement have substantially the same terms as the Smith Barney 2002 Agreement. The only material difference is that the Smith Barney 2002 Agreement was in place through August 31, 2005, and the Smith Barney September 28 Agreement became effective September 28, 2005 and is expected to automatically terminate on the change of ownership of Smith Barney (expected on or about October 31, 2005). The Smith Barney November 1 Agreement will become effective on the change of ownership of Smith Barney and will have a two-year term. Both new agreements will also have minor clarifying changes.

     The new agreements with Smith Barney do not involve any change in fees. Under the Smith Barney 2002 Agreement, the Smith Barney September 28 Agreement, and the Smith Barney November 1 Agreement, the Company pays Smith Barney fees at the following annual rate: 0.45% of the average daily net allocated assets up to and including $45 million, plus 0.35% of the average daily net allocated assets over $45 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Smith Barney. Appendix E to the Proxy Statement includes additional information about Smith Barney.

     Smith Barney, and its affiliate, Salomon Brothers, provide advice for the following registered investment companies with objectives similar to those of the Large Company Stock Fund:

      Name of Registered             Size as of
      Investment Company         December 31, 2004                    Advisory Fee Rate
      ------------------         -----------------                    -----------------
OPEN END FUNDS--INVESTMENT
ADVISORY CLIENTS

Smith Barney Large               $5,168,819,000      0.750% on the first $1 billion, plus 0.725% on
Capitalization Growth Fund                           the next $1 billion, plus 0.700% on the next $3
                                                     billion, plus 0.675% on the next $5 billion,
                                                     plus 0.650% on assets over $10 billion

Salomon Brothers Large Cap       $6,895,645          0.750% on the first $1 billion, plus 0.725% on
Growth Fund                                          the next $1 billion, plus 0.700% on the next $3
                                                     billion, plus 0.675% on the next $5 billion,
                                                     plus 0.650% on assets over $10 billion

PORTFOLIOS UNDERLYING VARIABLE
INSURANCE PRODUCTS

Salomon Brothers Variable        $15,935,000         0.750% on the first $1 billion, plus 0.725% on
Large Cap Growth Fund                                the next $1 billion, plus 0.700% on the next $3
                                                     billion, plus 0.675% on the next $5 billion,
                                                     plus 0.650% on assets over $10 billion

Travelers Series Fund: Smith     $419,729,000        0.750% on the first $1 billion, plus 0.725% on
Barney Large Capitalization                          the next $1 billion, plus 0.700% on the next $3
Growth Portfolio                                     billion, plus 0.675% on the next $5 billion,
                                                     plus 0.650% on assets over $10 billion

THIRD PARTY SUB-ADVISED FUNDS

ING Salomon Brothers Large Cap   $66,509,174         0.350% on the first $500 million, plus 0.300%
Growth Portfolio                                     on the next $1.5 billion, plus 0.250% on assets
                                                     over $2 billion.

BOARD CONSIDERATION OF THE SMITH BARNEY SEPTEMBER 28 AGREEMENT AND THE SALOMON BROTHERS NOVEMBER 1 AGREEMENT

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     At its meeting on September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the September 28 Agreement and the Smith Barney November 1 Agreement, which is to become effective upon the change of ownership of Smith Barney that will accompany the Legg Mason Transaction. The Board received and considered a variety of information about Smith Barney, CAM, Legg Mason, Legg Mason's intentions with respect to CAM and Smith Barney, and the potential effects of the Legg Mason Transaction on the Large Company Stock Fund, Smith Barney, and the subadvisory agreement with Smith Barney.

     In considering whether to approve the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS AND THE LEGG MASON TRANSACTION ON THE COMPANY, SMITH BARNEY AND THE FUND

     At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information and the Board's conclusions based thereon, is described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Smith Barney. Specifically, the Board was informed that the CitiStreet Transactions do not affect the subadvisers, and that the Manager does not expect that the CitiStreet Transactions will affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the Smith Barney 2002 Agreement).

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Smith Barney.

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the change in ownership of Smith Barney. In particular, the Board considered information provided by Smith Barney that the Legg Mason Transaction would create one of the world's largest asset management organizations, representing over $800 billion in assets under management. The Board also considered that after the Legg Mason Transaction, Smith Barney would be part of an organization focused on the asset management business and would continue to have a strong working partnership with the Citigroup businesses. The Board considered the Manager's representations that, to its knowledge, immediately following the Legg Mason Transaction, Smith Barney would continue to manage the Large Company Stock Fund and that Legg Mason had not disclosed any intentions to make changes that could be expected to alter the portfolio management team responsible for managing the Large Company Stock Fund. The Board also received reports from the Manager and its consultant, CRA RogersCasey, regarding the status of possible integration of Smith Barney's large-cap company management team with Legg Mason entities. The Board was informed that Legg Mason had, as yet, neither made any specific integration plans nor made any decision regarding employment contracts for the current portfolio managers of the Large Company Stock Fund.

     The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE SMITH BARNEY SEPTEMBER 28 AGREEMENT AND THE SMITH BARNEY NOVEMBER 1 AGREEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Funds by Smith Barney under the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement. The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Smith Barney to the Fund and the resources to be dedicated by Smith Barney to the Fund would not change under the Smith Barney September 28 Agreement or the Smith Barney November 1 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Smith Barney, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the CitiStreet Transactions and that it had no information indicating that the personnel providing portfolio management services to the Fund would change as a result of the Legg Mason Transaction.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Large Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Smith Barney, it had reviewed data comparing the investment results of the Large Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement.

     Based on its review and in light of all other factors, the Board concluded that the Smith Barney's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SMITH BARNEY FROM ITS RELATIONSHIP WITH THE FUND

     The Board considered the investment subadvisory fee that would be charged pursuant to the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that was in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to Smith Barney under the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement are the same as those payable under the prior subadvisory agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 1 Agreement and the Smith Barney November 1 Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by Smith Barney from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Smith Barney would receive pursuant to the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement were the same as those Smith Barney received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney

November 1 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Smith Barney would realize economies of scale as the Fund grows, and whether the fee levels in the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement, that each of the factors discussed above supported the approval of both agreements.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Smith Barney to continue to act as a subadviser to the Fund pursuant to the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement and that the Smith Barney September 28 Agreement and the Smith Barney November 1 Agreement would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved both agreements.

TCW INVESTMENT MANAGEMENT COMPANY

PRIOR AGREEMENT WITH TCW

     The prior agreement, pursuant to which TCW provided investment subadvisory services to the Small Company Stock Fund prior to the CitiStreet Transactions, was dated December 14, 2001. The prior agreement was executed after a transfer by the prior subadviser of its asset management business to TCW. As permitted by the SEC Order, the prior agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently reapproved the prior agreement at its May 12, 2005 meeting.

     The Small Company Stock Fund paid aggregate fees of $593,536 to TCW in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE NEW AGREEMENT WITH TCW

     The new agreement with TCW has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new TCW agreement will also have minor clarifying changes.

     The new agreement with TCW does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays TCW fees at the following annual rate: 0.50% of the average daily net allocated assets up to and including $50 million, plus 0.45% of the average daily net allocated assets over $50 million and up to and including $100 million, plus 0.40% of the average daily net allocated assets over $100 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with TCW. Appendix D to this Notice includes additional information about TCW.

     TCW provides advice for the following registered investment companies with objectives similar to those of the Small Company Stock Fund:

     Name of Registered        Size as of
     Investment Company        June 30, 2005   Advisory Fee Rate
     ------------------        -------------   -----------------
TCW Galileo Opportunity Fund   $84,816,761     0.90% of the average daily
                                               net allocated assets

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with TCW. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new agreement with TCW, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with TCW included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with TCW. In approving the new agreement with TCW, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement The Board also considered information regarding how the CitiStreet Transactions would affect the Small Company Stock Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with TCW would be in the best interests of the Small Company Stock Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and TCW. Specifically, the Board was informed that the planned reorganizations do not affect the subadvisers, including TCW, and that the Manager does not expect that the reorganizations will affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with TCW).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH TCW

     The Board considered the nature, extent and quality of the services to be provided to the Fund by TCW under the new agreement with TCW and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with TCW, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by TCW to the Fund and the resources to be dedicated by TCW to the Fund would not change under the new agreement with TCW, and would in fact be substantially similar to those provided under the prior agreement with TCW, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Small Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with TCW, it had reviewed data comparing the investment results of the Small Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW.

     Based on its review and in light of all other factors, the Board concluded that TCW's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY TCW FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with TCW, as well as the fee rates and amounts paid pursuant to the prior agreement with TCW, which was in effect in 2004 and earlier in 2005. The Board noted that the fees to be paid to TCW under the new agreement are the same as those payable under the prior agreement with TCW, which was reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board concluded that the costs of the services to be provided and profits to be realized by TCW from its relationship with the Small Company Stock Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that TCW would receive pursuant to the new agreement with TCW were the same as those TCW received pursuant to the prior agreement with TCW, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with TCW. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which TCW would realize economies of scale as the Fund grows, and whether the fee levels in the new agreement with TCW would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May 12, 2005 meeting, at which it reapproved the prior agreement with TCW, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new agreement with TCW. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with TCW, that each of the factors discussed above supported the approval of the new agreement with TCW.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for TCW to continue, after the CitiStreet Transactions, to act as a subadviser to the Small Company Stock Fund pursuant to the new agreement with TCW and that the new agreement with TCW would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with TCW.

WELLINGTON MANAGEMENT COMPANY, LLP

PRIOR AGREEMENT WITH WELLINGTON MANAGEMENT

     The prior agreement, pursuant to which Wellington Management provided investment subadvisory services to the Large Company Stock Fund prior to the CitiStreet Transactions, was dated August 21, 2000. The prior agreement was executed after Wellington Management was hired to replace another of the Fund's subadvisers. As permitted by the SEC Order, the prior agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently reapproved the prior agreement at its May 12, 2005 meeting.

     The Large Company Stock Fund paid aggregate fees of $1,042,612 to Wellington Management in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND NEW AGREEMENT WITH WELLINGTON MANAGEMENT

     The new agreement with Wellington Management has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new agreement will also have minor clarifying changes.

     The new agreement does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays Wellington Management fees at the following annual rate: 0.45% of the average daily net allocated assets.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Wellington Management. Appendix E to this Notice includes additional information about Wellington Management.

     Wellington Management does not provide advice for any other registered investment company with an objective similar to that which Wellington Management uses to manage the portion of the Large Company Stock Fund for which it is responsible.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with Wellington Management. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new agreement with Wellington Management, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with Wellington Management included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUNDS

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with Wellington Management. In approving the new agreement with Wellington Management, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. The Board also considered information regarding how the CitiStreet Transactions would affect the Funds. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with Wellington Management would be in the best interests of the Large Company Stock Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Wellington Management. Specifically, the Board was informed that the planned reorganizations do not affect the subadvisers, including Wellington Management, and that the Manager does not expect that the reorganizations will affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with Wellington Management).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Large Company Stock Fund by Wellington Management under the new agreement with Wellington Management and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with Wellington Management, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Wellington Management to the Large Company Stock Fund and the resources to be dedicated by Wellington Management to the Fund would not change under the new agreement with Wellington Management, and would in fact be substantially similar to those provided under the prior agreement with Wellington Management, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Large Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Wellington Management, it had reviewed data comparing the investment results of the Large Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management.

     Based on its review and in light of all other factors, the Board concluded that Wellington Management's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY WELLINGTON MANAGEMENT FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with Wellington Management, as well as the fee rates and amounts paid pursuant to the prior agreement with Wellington Management, which was in effect in 2004. The Board noted that the fees to be paid to Wellington Management under the new agreement are the same as those payable under the prior Wellington Management agreement, which was reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board concluded that the costs of the services to be provided and profits to be realized by Wellington Management from its relationship with the Large Company Stock Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Wellington Management would receive pursuant to the new agreement were the same as those Wellington Management received pursuant to the prior agreement, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered that there were no "breakpoints" (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the investment subadvisory fee paid to Wellington Management either under the prior subadvisory agreement with Wellington Management, which was reapproved by the Board during its annual review at its May 12, 2005 meeting, or under the new agreement. The Board reviewed the conclusions it reached at the May meeting, particularly the conclusion that although there were no breakpoints, the current fee rate under the prior subadvisory agreement with Wellington Management was reasonable given the Large Company Stock Fund's current asset levels. The Board determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Wellington Management.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with Wellington Management, that each of the factors discussed above supported the approval of the new agreement with Wellington Management.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Wellington Management to continue, after the CitiStreet Transactions, to act as a subadviser to the Large Company Stock Fund pursuant to the new agreement with Wellington and that the new agreement with Wellington would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with Wellington Management.

WESTERN ASSET MANAGEMENT COMPANY

PRIOR AGREEMENT WITH WESTERN

     The prior agreement, pursuant to which Western provided investment subadvisory services to the Diversified Bond Fund prior to the CitiStreet Transactions, was dated April 3, 2000. The prior agreement was executed when a change in control of the Manager terminated the previous agreement with Western. As permitted by the SEC Order, the prior agreement was approved by the Board of Directors without shareholder approval. The Board of Directors most recently reapproved the prior agreement at its May 12, 2005 meeting.

     The Diversified Bond Fund paid aggregate fees of $621,040 to Western in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND NEW AGREEMENT WITH WESTERN

     The new agreement with Western has substantially the same terms as the prior agreement. The only material difference is that the prior agreement was in place through August 31, 2005, and the new agreement became effective September 1, 2005 and will have a two-year term. The new agreement will also have minor clarifying changes.

     The new agreement does not involve any change in fees. Under both the prior agreement and the new agreement, the Company pays Western fees at the following annual rate: 0.25% of the average daily net allocated assets up to and including $250 million, plus 0.15% of the average daily net allocated assets over $250 million.

     Appendix B to the proxy statement includes additional information about the terms of the new agreement with Western. Appendix F to this Notice includes additional information about Western.

     Western provides advice for the following registered investment companies with objectives similar to those of the Diversified Bond Fund:

Name of Investment Company   Size as of June 30, 2005       Advisory Fee Rate
--------------------------   ------------------------       -----------------
Western Asset Core Bond      $3,944,015,208             0.45% on the first $500
Portfolio                                               million in assets, plus
                                                        0.425% on the next $500
                                                        million in assets, plus
                                                        0.40% on assets
                                                        exceeding $1 billion

Legg Mason Core Bond Fund    $73,229,120                0.45% of assets under
                                                        management

CGCM Core Fixed Income       $156,573,574               0.20% of assets under
Investments                                             management

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the new agreement with Western. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the CitiStreet Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the CitiStreet Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the new agreement with Western, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the new agreement with Western included, among others, the following:

THE EFFECT OF THE CITISTREET TRANSACTIONS ON THE COMPANY AND THE FUND

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved the new agreement with Western. In approving the new agreement with Western, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the CitiStreet Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1 in the accompanying proxy statement. The Board also considered information regarding how the CitiStreet Transactions would affect the Diversified Bond Fund. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the new agreement with Western would be in the best interests of the Diversified Bond Fund and its investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the CitiStreet Transactions and their effect on the Manager, the Company, and Western. Specifically, the Board was informed that the planned reorganizations do not affect the subadvisers, including Western, and that the Manager does not expect that the reorganizations will affect the services provided by the subadvisers as those services were described at the Board's May 12, 2005 meeting (at which time the Board reapproved the prior agreement with Western).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE NEW AGREEMENT WITH WESTERN

     The Board considered the nature, extent and quality of the services to be provided to the Fund by Western under the new agreement with Western and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting, at which it reapproved the prior subadvisory agreement with Western, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by Western to the Fund and the resources to be dedicated by Western to the Fund would not change under the new agreement with Western, and would in fact be substantially similar to those provided under the prior agreement with Western, which the Board most recently reapproved at its May 12, 2005 meeting. The Board also noted that the personnel providing subadvisory services to the Fund would not change as a result of the CitiStreet Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Diversified Bond Fund, including information that compared the performance of the Fund to the performance of the Fund's benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Western, it had reviewed data comparing the investment results of the Diversified Bond Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western.

     Based on its review and in light of all other factors, the Board concluded that Western's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY WESTERN FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the new agreement with Western, as well as the fee rates and amounts paid pursuant to the prior agreement with Western, which was in effect in 2004. The Board noted that the fees to be paid to Western under the new agreement are the same as those payable under the prior agreement with Western, which was reapproved by the Board during its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western. The Board concluded that the costs of the services to be provided and profits to be realized by Western from its relationship with the Diversified Bond Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Western would receive pursuant to the new agreement with Western were the same as those Western received pursuant to the prior agreement with Western, which was reapproved by the Board at its May 12, 2005 meeting. The Board reviewed the conclusions it reached at that meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the new agreement with Western. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Western would realize economies of scale as the Fund grows, and whether the fee levels in the new agreement with Western would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May 12, 2005 meeting, at which it reapproved the prior agreement with Western, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the new agreement with Western. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the new agreement with Western, that each of the factors discussed above supported the approval of the new agreement with Western.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for Western to continue, after the CitiStreet Transactions, to act as a subadviser to the Small Company Stock

Fund pursuant to the new agreement with Western and that the new agreement with Western would be in the best interest of the Fund and its investors. Accordingly, the Board unanimously approved the new agreement with Western.

                                   APPENDIX A

                          ADDITIONAL INFORMATION ABOUT
                        ALLIANCE CAPITAL MANAGEMENT L.P.

     The following chart lists the name, address, and principal occupation of the principal executive officers and directors of Alliance Capital Management L.P. ("Alliance"). The address for each person is 1345 Avenue of the Americas, New York, New York 10105, with the exceptions noted below.

Name and Address           Position with Alliance     Principal Occupation
----------------           ----------------------     --------------------
Lewis Sanders              Chairman and Chief         Chairman and Chief
                           Executive Officer          Executive Officer/Director
                                                      of Alliance Capital
                                                      Management Corporation
                                                      ("ACMC")

Lawrence H. Cohen          Executive Vice President   Executive Vice President
                                                      of ACMC

Laurence Cranch            Executive Vice President   Executive Vice President
                           and General Counsel        and General Counsel of
                                                      ACMC

Sharon E. Fay              Executive Vice President   Executive Vice President
                                                      of ACMC

Marilyn G. Fedak           Executive Vice President   Executive Vice President
                                                      of ACMC

Roger Hertog               Vice Chairman              Vice Chairman of ACMC

Thomas S. Hexner           Executive Vice President   Executive Vice President
                                                      of ACMC

Gerald Lieberman           President, Chief           President and Chief
                           Operating Officer and      Operating Officer of ACMC
                           Director

Robert Henry Joseph, Jr.   Senior Vice President      Senior Vice President and
                           and Chief Financial        Chief Financial Officer of
                           Officer                    ACMC

Marc O. Mayer              Executive Vice President   Executive Vice President
                                                      of ACMC

Douglas J. Peebles         Executive Vice President   Executive Vice President
                                                      of ACMC

Jeffrey S. Phlegar         Executive Vice President   Executive Vice President
                                                      of ACMC

James G. Reilly            Executive Vice President   Executive Vice President
                                                      of ACMC

Paul C. Rissman            Executive Vice President   Executive Vice President
                                                      of ACMC

Lisa A. Shalett            Executive Vice President   Executive Vice President
                                                      of ACMC

David Steyn                Executive Vice President   Executive Vice President
                                                      of ACMC

Christopher M. Toub        Executive Vice President   Chief Executive Officer
Alliance Capital Limited                              of ACL
("ACL") 1 Mayfair Place
London, England W1J 8AJ

Mark R. Gordon             Executive Vice President   Executive Vice President
                                                      of ACMC

Mark R. Manley             Senior Vice President,     Senior Vice President,
                           Deputy General Counsel     Deputy General Counsel and
                           and Chief Compliance       Chief Compliance Officer
                           Officer                    of ACMC

Seth J. Masters            Executive Vice President   Executive Vice President
                                                      of ACMC

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which Alliance or any parent or subsidiary of Alliance was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Alliance. No officer of the Fund who is not a director or general partner has any interest in Alliance.

     Alliance Capital Management L.P. is a Delaware limited partnership, the general partner of which is Alliance Capital Management Corp., and the limited partner of which is Alliance Capital Management Holding L.P. At March 31, 2005, Alliance Capital Management Holding L.P. owned approximately 31.9% of the Alliance Capital units. AXA Financial, Inc. was the beneficial owner of approximately 60.2% of the issued and outstanding Alliance Capital units at March 31, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.2% economic interest in Alliance Capital. Alliance Capital Management L.P. is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. Alliance and its parent companies are all located at 1345 Avenue of the Americas, New York, NY 10105. As of March 31, 2005, Alliance managed approximately $534 billion of assets.

                                   APPENDIX B

                          ADDITIONAL INFORMATION ABOUT
                          BABSON CAPITAL MANAGEMENT LLC

     The governing body that runs the daily tactical operations of Babson Capital, as well as sets longer-term strategic direction of the firm is Babson Capital's Management Committee. The following chart lists the name, address, and principal occupation of Babson Capital's directors and members of the Management
Committee:

Name and Address           Position with Babson Capital   Principal Occupation
----------------           ----------------------------   --------------------
William F. Glavin, Jr.     Chief Executive Officer and    Chief Executive Officer and President,
470 Atlantic Avenue        President; Member of the       Managing Director, Chief Operating
Boston, MA 02110           Board of Managers; Member of   Officer, and Member of the Board of
                           the Management Committee;      Managers (since 2004), Babson Capital
                           Managing Director              Management LLC; Director, Baring Asset
                                                          Management Limited; Director and Deputy
                                                          Chairman, MassMutual Holdings (Bermuda)
                                                          Ltd.; President and Chief Compliance
                                                          Officer, Babson Capital Securities Inc.

Roger W. Crandall, CFA     Chairman and Member of the     Chairman, Managing Director, and Member
1500 Main Street           Board of Managers; Member of   of the Board of Managers of Babson
Springfield, MA 01115      the Management Committee;      Capital Management LLC; Director,
                           Managing Director              Baring Asset Management Limited;
                                                          Director and Vice President, MassMutual
                                                          Holdings (Bermuda) Ltd.; Director,
                                                          Antares Asset Management, Inc.;
                                                          Executive Vice President and Chief
                                                          Investment Officer, Massachusetts
                                                          Mutual Life Insurance Company; Trustee
                                                          and Chairman, MMCI Subsidiary Trust and
                                                          MMPI Subsidiary Trust; Chairman,
                                                          Trustee and President, MassMutual
                                                          Corporate

                                                          Investors and MassMutual Participation
                                                          Investors

Kevin M. McClintock, CFA   Member of the Board of         Managing Director and Member of the
470 Atlantic Avenue        Managers; Managing Director;   Board of Managers, Babson Capital
Boston, MA 02110           Member of the Management       Management LLC; President, MassMutual
                           Committee                      Premier Funds; Trustee, MML Series
                                                          Investment Fund II

Robert Liguori             Member of the Board of         Member of the Board of Managers, Babson
1295 State Street          Managers                       Capital Management LLC; Senior Vice
Springfield, MA 02110                                     President and Co-General Counsel,
                                                          Massachusetts Mutual Life Insurance
                                                          Company; Assistant Secretary, MML
                                                          Series Investment Fund; Assistant
                                                          Clerk, MassMutual Premier Funds;
                                                          Assistant Secretary, MassMutual Select
                                                          Funds; Assistant Clerk, MML Series
                                                          Investment Fund II; Senior Vice
                                                          President and Co-General Counsel, MML
                                                          Series Investment Fund II; Senior Vice
                                                          President and Co-General Counsel, C.M.
                                                          Life Insurance Company; Senior Vice
                                                          President and Co-General Counsel, MML
                                                          Bay State Life Insurance Company;
                                                          Director, OFI Trust Company; Director,
                                                          CM Benefit Insurance Company; Director
                                                          MMLA UK Limited; Manager, MML Financial
                                                          LLC; Director, MML Assurance, Inc.;
                                                          Manager, MML Investment Products, LLC;
                                                          Director, Oppenheimer Acquisition Corp;
                                                          Assistant Secretary, MassMutual Select
                                                          Funds

Michael T. Rollings        Member of the Board of         Member of the Board of Managers, Babson
1295 State Street          Managers                       Capital Management LLC; Senior Vice
Springfield, MA 01111                                     President and Deputy Chief Financial
                                                          Officer, Massachusetts Mutual Life
                                                          Insurance Company; Senior Vice
                                                          President, MassMutual Holdings, LLC;
                                                          Director, MML Assurance, Inc.; Manager,
                                                          MML Financial, LLC; Manager, MML
                                                          Investment Products, LLC

David J. Brennan           Vice Chairman and Member of    Vice Chairman and Member of the Board
155 Bishopsgate            the Board of Managers          of Managers, Babson Capital Management
London, EC2M 3XY GBR                                      LLC; Director and Chairman, MassMutual
                                                          Holdings (Bermuda) Ltd.; Chairman,
                                                          Baring Asset Management, Inc; Chairman
                                                          and Chief Executive, Baring
                                                          International Investment, Ltd.;
                                                          Chairman and Chief Executive, Baring
                                                          Asset Management, Ltd.; Chairman and
                                                          Director, Baring Asset Management
                                                          (Asia) Limited; Chairman and
                                                          Non-Executive Director, Baring
                                                          (Guernsey) Limited; Non-Executive
                                                          Director, Baring Asset Management
                                                          (Japan)

Effrem Marder              Managing Director and Member   Managing Director, Babson Capital
1500 Main Street           of the Management Committee    Management LLC
Springfield, MA 01115

Kenneth L. Hargreaves      Managing Director and Member   Managing Director, Babson Capital
1500 Main Street           of the Management Committee    Management LLC
Springfield, MA 01115

Clifford Noreen            Managing Director and Member   Managing Director, Head of Corporate
1500 Main Street           of the Management Committee    Securities Group, and Member of the
Springfield, MA 01115                                     Management Committee, Babson Capital
                                                          Management LLC; President, MassMutual
                                                          Corporate Investors and MassMutual
                                                          Participation Investors; President,
                                                          MMCI Subsidiary Trust and MMPI
                                                          Subsidiary Trust

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which Babson Capital or any parent or subsidiary of Babson Capital was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Babson Capital. No officer of the Fund who is not a director or general partner has any interest in Babson Capital.

     Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142-1300, is a Delaware limited liability company. It is a wholly-owned subsidiary of MassMutual Holding LLC, itself a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, with its principal office at 1295 State Street, Springfield, MA 01111. Babson Capital serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142. Babson Capital managed approximately $89.7 billion of assets as of December 31, 2004.

                                   APPENDIX C

                          ADDITIONAL INFORMATION ABOUT
                       OECHSLE INTERNATIONAL ADVISORS LLC

     Oechsle Group, LLC is controlled by the Executive Managing Principals. The following chart lists the name, address, and principal occupation of Oechsle's Executive Managing Principals:

Name and Address          Position with Oechsle          Principal Occupation
----------------          ---------------------          --------------------
L. Sean Roche             Chief Operating Officer and    Portfolio Manager and
One International Place   Chief Investment Officer;      Research Analyst
Boston, MA 02110          Executive Managing Principal

Stephen P. Langer         Director of Marketing;         Director of Marketing
One International Place   Executive Managing Principal
Boston, MA 02110

Warren R. Walker          Executive Managing Principal   Portfolio Manager and
One International Place                                  Research Analyst
Boston, MA 02110

Singleton Keesler         Executive Managing Principal   Portfolio Manager and
One International Place                                  Research Analyst
Boston, MA 02110

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which Oechsle or any parent or subsidiary of Oechsle was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Oechsle. No officer of the Fund who is not a director or general partner has any interest in Oechsle.

     Oechsle International Advisors LLC, One International Place, Boston, MA 02110, is a Delaware limited liability company. Oechsle Group, LLC, located at the same address and also a Delaware limited liability company, is the member manager of Oechsle. Bank of America holds a 35% share in Oechsle via Fleet Overseas Asset Management, Inc., 101 South Tryon Street, Charlotte, North Carolina, 28255, which is a Member of Oechsle International Advisors LLC. Oechsle serves as a subadviser for the International Stock Fund. Oechsle, which was formed in 1998, managed approximately $16.3 billion in assets as of December 31, 2004, and is the successor entity to Oechsle International Advisors, L.P., an international investment management firm that was formed and registered with the SEC in August of 1986.

                                   APPENDIX D

                          ADDITIONAL INFORMATION ABOUT
                        TCW INVESTMENT MANAGEMENT COMPANY

     The following chart lists the name, address, and principal occupation of TCW's directors and principal executive officers. The address for each person is 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017.

Name and Address            Position with TCW             Principal Occupation
----------------            -----------------             --------------------
Alvin Robert Albe, Jr.      Director, President and       President, Chief Executive Officer, and
                            Chief Executive Officer       Director, TCW; Executive Vice President
                                                          and Director of TCW Asset Management
                                                          Company and Trust Company of the West;
                                                          Executive Vice President, The TCW Group,
                                                          Inc.

Thomas Ernest Larkin, Jr.   Director and Vice Chairman    Vice Chairman, TCW, The TCW Group, Inc.,
                                                          TCW Asset Management Company and Trust
                                                          Company of the West.

Marc Irwin Stern            Director and Chairman         Chairman, TCW; Vice Chairman, The TCW
                                                          Group, Inc., TCW Asset Management Company
                                                          and Trust Company of the West.

William Charles Sonneborn   Executive Vice President      President, Chief Operating Officer and
                            and Chief Operating Officer   Director, The TCW Group, Inc.; Executive
                                                          Vice President and Chief Operating
                                                          Officer, TCW, TCW Asset Management Company
                                                          and Trust Company of the West. Director,
                                                          TCW Asset Management Company.

Michael Edward Cahill       General Counsel and           Group Managing Director, General Counsel
                            Secretary                     and Secretary, TCW, The TCW Group, Inc.,
                                                          TCW Asset Management Company and Trust
                                                          Company of the West. Director, TCW Asset
                                                          Management Company.

David Stephen Devito        Chief Financial Officer       Managing Director and Chief Financial
                                                          Officer, TCW, The TCW Group, Inc., TCW
                                                          Asset Management Company and Trust Company
                                                          of the West.

Hilary Gillian Darcy Lord   Chief Compliance Officer      Managing Director and Chief Compliance
                                                          Officer, TCW, The TCW Group, Inc., TCW
                                                          Asset Management Company and Trust Company
                                                          of the West.

Robert David Beyer          Executive Vice President      Chief Executive Officer and Director, The
                                                          TCW Group, Inc.; President and Director,
                                                          Trust Company of the West; Executive Vice
                                                          President, TCW and TCW Asset Management
                                                          Company.

Jeffrey Edward Gundlach     Chief Investment Officer      President, Chief Investment Officer and
                                                          Director, TCW Asset Management Company;
                                                          Chief Investment Officer and Director, The
                                                          TCW Group, Inc.; Group Managing Director,
                                                          Chief Investment Officer and Director,
                                                          Trust Company of the West; Group Managing
                                                          Director and Chief Investment Officer,
                                                          TCW.

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which TCW or any parent or subsidiary of TCW was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of TCW. No officer of the Fund who is not a director or general partner has any interest in TCW.

     TCW Investment Management Company, one of the subadvisers to the Small Company Stock Fund, located at 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017. TCW is a wholly-owned subsidiary of The TCW Group, Inc., which is a wholly-owned subsidiary of Societe Generale Asset Management S.A., a wholly-owned subsidiary of Societe Generale, S.A., an international commercial and investment bank headquartered in France. As of June 30, 2005, TCW managed more than $ 116 billion in assets.

                                   APPENDIX E

                          ADDITIONAL INFORMATION ABOUT
                       WELLINGTON MANAGEMENT COMPANY, LLP

     The following chart lists the name, address, and principal occupation of Wellington Management's principal executive officers. Each may be reached at 75 State Street, Boston, MA 02109.

                           Position with Wellington
Name and Address           Management                 Principal Occupation
----------------           ------------------------   --------------------
Nicholas Charles Adams     Partner                    Partner of Wellington Management

Paul Braverman             Partner and Chief          Partner and Chief Financial
                           Financial Officer          Officer of Wellington Management

Robert Lloyd Evans         Partner                    Partner of Wellington Management

Laurie Allen Gabriel       Partner                    Partner of Wellington Management

Paul Joseph Hamel          Partner                    Partner of Wellington Management

Saul Joseph Pannell        Partner                    Partner of Wellington Management

John Robert Ryan           Partner                    Partner of Wellington Management

Perry Marques Traquina     Partner, President and     Partner, President and Chief
                           Chief Executive Officer    Executive Officer of Wellington
                                                      Management

Cynthia Mary Clarke        Partner and Chief Legal    Partner and Chief Legal Officer
                           Officer                    of Wellington Management

Philip H. Perelmuter       Partner                    Partner of Wellington Management

Selwyn Justin Notelovitz   Chief Compliance Officer   Chief Compliance Officer of
                                                      Wellington Management

Thomas Louis Pappas        Partner                    Partner of Wellington Management

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which Wellington Management or any parent or subsidiary of Wellington Management was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Wellington Management. No officer of the Fund who is not a director or general partner has any interest in Wellington Management.

     Wellington Management Company, LLP, one of the subadvisers to the Large Company Stock Fund, is located at 75 State Street, Boston, Massachusetts 02109. It is a limited liability partnership owned entirely by its 86 partners, all of whom are active in the firm. As of August 31, 2005, Wellington Management managed approximately $ 503 billion in assets.

                                   APPENDIX F

                          ADDITIONAL INFORMATION ABOUT
                        WESTERN ASSET MANAGEMENT COMPANY

     The following chart lists the name, address, and principal occupation of Western's directors and principal executive officers:

Name and Address           Position with Western                Principal Occupation
----------------           ---------------------                --------------------
Bruce Daniel Alberts       Chief Financial Officer              Western Asset Employee

James William Hirschmann   Director, President and Chief        Western Asset Employee
                           Executive Officer

Stephen Kenneth Leech      Chief Investment Officer             Western Asset Employee

Edward Albert Taber        Non-Employee Director                Western Asset Employee

Gregory Burns McShea       General Counsel, Head of Legal       Western Asset Employee
                           Compliance and Chief Compliance
                           Officer

Peter Lanning Bain         Non-Employee Director                Senior Executive Vice President
                                                                (Legg Mason Employee)

Brett Benjamin Canon       Director of Operations               Western Asset Employee

David Daniel Fleet         Director of Risk Management          Western Asset Employee

Gavin Lewis James          Director of Global Client Services   Western Asset Employee

Stephen Arthur Walsh       Deputy Chief Investment Officer      Western Asset Employee

     No member of the Company's Board of Directors has or has had a material interest in any material transaction to which Western or any parent or subsidiary of Western was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Western. No officer of the Fund who is not a director or general partner has any interest in Western.

     Western Asset Management Company, one of the subadvisers to the Diversified Bond Fund, is located at 385 E. Colorado Boulevard, Pasadena, CA 91101. Western is a wholly-owned subsidiary of Legg Mason, Inc., which is a publicly-traded corporation. As of June 30 2005, Western managed more than $229.1 billion in assets.

                                   APPENDIX G

                    FORM OF INVESTMENT SUBADVISORY AGREEMENTS

     This appendix includes the form of the new subadvisory agreement for each of the current subadvisers--Alliance, Babson Capital, Oechsle, Salomon Brothers, Smith Barney, TCW Wellington, and Western. The form below omits certain identifying information for each of the subadvisers and it shows in brackets the other provisions that differ among the agreements.

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this ___ day of ____________, 2005, among CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"), and _____________, a ____________ (the "Subadviser").

     WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund; and

     WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the CitiStreet ______________ Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

               (i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

               (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

               (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund, and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

               (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

               (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph
          (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act.

               (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

               (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

               (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager upon reasonable request so that the Series Fund can meet its obligations to file proxy information with the Securities and Exchange Commission.

               (ix) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series
          Fund) concerning transactions of the Fund in securities or other assets.

               (x) The Subadviser's responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

          (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

          (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

          (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations.

          (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

          (f) The Subadviser agrees to provide, upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. [Alliance: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.55% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $150 million. The foregoing fee rate has been agreed to by the Subadviser in contemplation of Net Allocated Assets of not less than $100 million. In the event or at such time as the average daily Net Allocated Assets shall be less than $100 million, the fee rate payable to the Sub-Adviser shall be subject to renegotiation by the Series Fund and the Subadviser, subject to the approval requirements of the 1940 Act and any related orders of the Securities and Exchange Commission.] [Babson Capital: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory

Agreement, a fee at an annual rate of 0.70% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.65% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.60% of the average daily Net Allocated Assets over $150 million.] [Oechsle: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $150 million.] [Salomon Brothers:
The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.25% of the average daily Net Allocated Assets over $100 million.] [Smith Barney: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets up to and including $45 million, plus a fee at an annual rate of 0.35% of the average daily Net Allocated Assets over $45 million.] [Wellington: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets.] [Western: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including $250 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated Assets over $250 million.] The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at 400 Atrium Drive, Somerset, New Jersey, 08873-4172, Attention: President; (2) to CitiStreet Funds Management LLC at 400 Atrium Drive, Somerset, New Jersey 08873-4172, Attention: Secretary; or (3) _____________, at __________________.

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        CITISTREET FUNDS, INC.


                                        By:
                                            ------------------------------------
                                            Paul S. Feinberg
                                            President


                                        CITISTREET FUNDS MANAGEMENT LLC


                                        By:
                                            ------------------------------------
                                            Paul S. Feinberg
                                            Executive Vice President


                                        [SUBADVISER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------